UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2013

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number) 000-18911	(IRS Employer Identification No.) 81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

On July 22, 2013, Glacier Bancorp, Inc. and North Cascades Bancshares, Inc. issued a joint press release in connection with the pending merger (the “Merger”) of North Cascades Bancshares, Inc. with and into Glacier Bancorp, Inc., announcing the election deadline of July 29, 2013 for North Cascades Bancshares, Inc. shareholders to elect to receive stock, cash, or a unit consisting of a mix of stock and cash upon consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Cautionary Statements Regarding Forward-Looking Information
This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving Glacier Bancorp, Inc. and North Cascades Bancshares, Inc. including future financial and operating results, the combined company's plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the Merger does not close when expected or at all because conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Glacier Bancorp, Inc. and North Cascades Bancshares, Inc. operate; the ability to promptly and effectively integrate the businesses of Glacier Bank and North Cascades National Bank; the reaction to the transaction of the companies' customers, employees, and counterparties; and the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management's current estimates, projections, expectations and beliefs. Glacier Bancorp, Inc. undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this release. For more information, see the risk factors described in Glacier Bancorp's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”).
Additional Information about the Merger and Where to Find It
In connection with the Merger, Glacier Bancorp, Inc. filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of North Cascades Bancshares, Inc. and a Prospectus of Glacier Bancorp, Inc., as well as other relevant documents concerning the proposed transaction. Shareholders of North Cascades Bancshares, Inc. are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the transaction and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. The Proxy Statement/Prospectus and other relevant materials (when they become available) filed with the SEC may be obtained free of charge at the SEC's Website at http://www.sec.gov.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release dated July 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2013	GLACIER BANCORP, INC.

By:	/s/ Michael J. Blodnick
Michael J. Blodnick
President and Chief Executive Officer